Schedule of deposits prepaid expenses and other current assets (Details) $ in Thousands, $ in Thousands	Jun. 30, 2025 USD ($)	Jun. 30, 2025 SGD ($)	Dec. 31, 2024 SGD ($)
Deposits Prepaid Expenses And Other Current Assets
Deposits	$ 168	$ 214	$ 214
Prepayments	635	808	2,161
Other receivables	130	165	143
Provision for expired credits	99	126	140
Total deposits, prepaid expenses and other current assets	$ 1,032	$ 1,313	$ 2,658